SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 23, 2005
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-5426                                61-0505332
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         (Commission File Number)              (IRS Employer Identification No.)

      4360 BROWNSBORO ROAD, SUITE 300
            LOUISVILLE, KENTUCKY                           40207
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 (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b) Lawrence E. Gloyd resigned as a director of Thomas Industries Inc. effective as of February 23, 2005 for health reasons.











                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THOMAS INDUSTRIES INC.
                                                   (Registrant)

                                                   By: /s/ Phillip J. Stuecker
                                                       -------------------------
                                                       Phillip J. Stuecker, Vice
                                                       President of Finance,
                                                       Chief Financial Officer,
                                                       and Secretary

Dated:  February 23, 2005